Exhibit 99.1

Infinity Natural Resources Announces Proposed Offering of $500

Million of Senior Notes due 2031

March 17, 2026

MORGANTOWN, W. Va. —(BUSINESS WIRE)— Infinity Natural Resources, Inc. (“Infinity” or the “Company”) (NYSE: INR) today announced that its subsidiary, Infinity Natural Resources, LLC (the “Issuer”), intends to offer, subject to market conditions and other factors, $500 million in aggregate principal amount of senior notes due 2031 (the “Notes”) in a private placement to eligible purchasers (the “Notes Offering”). The Notes will be guaranteed on a senior unsecured basis by all of the Issuer’s subsidiaries that guarantee the Issuer’s indebtedness under its revolving credit facility.

The Issuer intends to use the net proceeds from the offering to repay outstanding borrowings under its revolving credit facility and for general corporate purposes.

The Notes and related guarantees have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws and, unless so registered, may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws. The Issuer plans to offer and sell the Notes only to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act and to non-U.S. persons in transactions outside the United States pursuant to Regulation S under the Securities Act.

This press release is neither an offer to sell nor a solicitation of an offer to buy the Notes or any other security of the Issuer, and shall not constitute an offer to sell or a solicitation of an offer to buy, or a sale, of the Notes or any other security of the Issuer in any jurisdiction in which such offer, solicitation or sale is unlawful or to any person to whom it is unlawful to make such offer, solicitation or sale. The Notes Offering is being made solely pursuant to a private offering memorandum and only to such persons and in such jurisdictions as are permitted under applicable law.

About Infinity

Infinity (NYSE: INR) is a growth oriented, independent energy company focused on the acquisition, development, and production of hydrocarbons in the Appalachian Basin. Our operations are focused on the Utica Shale in eastern Ohio as well as our stacked dry gas assets in both the Marcellus and Utica Shales in southwestern Pennsylvania.

Cautionary Statement Regarding Forward-Looking Statements

This release contains statements that express the Company’s opinions, expectations, beliefs, plans, objectives, assumptions or projections regarding future events or future results, in contrast with statements that reflect historical facts. All statements, other than statements of historical fact, included in this release regarding, without limitation, the Notes Offering and the intended use of proceeds, including to repay outstanding borrowings under the Issuer’s revolving credit facility, the Company’s strategy, future operations, financial position, estimated revenues and losses, projected costs, prospects, plans and objectives of management, future commodity prices, future production targets, leverage targets or debt repayment, hedging strategy, future capital spending plans, capital efficiency, the Company’s ability to make share repurchases, expected drilling and completions plans and projected well costs are forward-looking statements. When used in this release, words such as “may,” “assume,” “forecast,” “could,” “should,” “will,” “plan,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project,” “budget” and similar expressions are used to identify forward-looking statements, although not all forward-looking statements contain such identifying words.

These forward-looking statements are based on management’s current belief, based on currently available information, as to the outcome and timing of future events at the time such statement was made.

Such statements are subject to a number of assumptions, risks and uncertainties, including those incident to the development, production, gathering and sale of oil, natural gas and natural gas liquids (NGLs), most of which are difficult to predict and many of which are beyond the control of the Company. These include, but are not limited to, the Company’s failure to realize, in full or at all, the anticipated benefits of this Notes Offering; commodity price volatility; inflation; lack of availability and cost of drilling, completion and production equipment and services; supply chain disruption; project construction delays; environmental risks; drilling, completion and other operating risks; lack of availability or capacity of midstream gathering and transportation infrastructure; regulatory changes; the uncertainty inherent in estimating reserves and in projecting future rates of production, cash flow and access to capital; the timing of development expenditures; the concentration of the Company’s operations in the Appalachian Basin; difficult and adverse conditions in the domestic and global capital and credit markets; impacts of geopolitical events and world health events, including trade wars; lack of transportation and storage capacity as a result of oversupply, government regulations or other factors; potential financial losses or earnings reductions resulting from the Company’s commodity price risk management program or any inability to manage its commodity risks; failure to realize expected value creation from property acquisitions and trades; weather related risks; competition in the oil and natural gas industry; loss of production and leasehold rights due to mechanical failure or depletion of wells and the Company’s inability to re-establish production; the Company’s ability to service its indebtedness; political and economic conditions and events in foreign oil and natural gas producing countries, including embargoes, armed conflict, political instability and civil unrest, including instability in the Middle East, Venezuela and Mexico and other sustained military campaigns, the armed conflict in Ukraine and associated economic sanctions on Russia, conditions in South America, Central America, China and Russia, and acts of terrorism or sabotage; evolving cybersecurity risks such as those involving unauthorized access, denial-of-service attacks, malicious software, data privacy breaches by employees, insiders or others with authorized access, cyber or phishing-attacks, ransomware, social engineering, physical breaches or other actions; risks related to the Company’s ability to expand its business, including through the recruitment and retention of qualified personnel; and the other risks described in the Company’s filings with the U.S. Securities and Exchange Commission (the “SEC”), including the Company’s most recent Annual Report on Form 10-K and any subsequent Quarterly Reports on Form 10-Q or Current Reports on Form 8-K.

Please read the Company’s filings with the SEC, including “Risk Factors” in the Company’s most recent Annual Report on Form 10-K, and in the Company’s other filings we make with the SEC, for a discussion of the risks and uncertainties that could cause actual results to differ from those in such forward-looking statements. As a result, actual outcomes and results could materially differ from what is expressed, implied or forecast in such statements. Therefore, these forward-looking statements are not a guarantee of the Company’s performance, and you should not place undue reliance on such statements. All forward-looking statements, expressed or implied, included in this press release are expressly qualified in their entirety by this cautionary statement. Any forward-looking statement speaks only as of the date on which such statement is made, and the Company undertakes no obligation to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise, except to the extent required by law.

Thomas Marchetti

Vice President, Investor Relations

Infinity Natural Resources, Inc.

Email: ir@infinitynr.com

Source: Infinity Natural Resources, Inc.